SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 26, 2004

                                Osprey Gold Corp.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

     000-28107                                            88-0399260
(Commission File Number)                       (IRS Employer Identification No.)

          210 Broadway, Suite 208, Orangeville, Ontario, Canada L9W 5G4

               (Address of Principal Executive Offices)(Zip Code)

                                 (519) 940-8117
              (Registrant's Telephone Number, Including Area Code)

    Incitations, Inc., 35 Commerce Road, Orangeville, Ontario, Canada L9W 3X5

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a012 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C)under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events

The purpose of this Form 8-K filing is to correct and clarify previous 1934 Exchange Act filings undertaken by us.

      (1) On May 14, 2003, we filed a Form 8-K, Item 1. Change in Control of Registrant. This Form 8-K was filed to report that Betty North purchased a majority of our issued and outstanding shares. This statement was incorrect and this transaction never occurred. This statement was also contained in the following 1934 Exchange Act filings: (i) March 31, 2003 Form 10-QSB - Item 5. Other Information; and (ii) December 31, 2003 Form 10-KSB - footnote 1 and 8 of our audited financial statements.

      (2) Our June 30, 2003 Form 10-QSB under footnote 3 and in the Statement of Stockholders Equity states that 18,000,000 shares were issued for mining claims acquired at $0.1285 per share. This relates to the acquisition of 55 mining claims situated in the Porcupine Mining Division of Northern Ontario. This transaction was also listed with the same description in footnote 3 of our September 30, 2003 Form 10-QSB and Statement of Stockholders Equity; and in our December 31, 2003 Form 10-KSB, the Statement of Changes in Stockholders'Equity and footnotes 3 and 4. In fact, 11,000,000 shares were issued for the mining claims and 7,000,000 shares were issued to unrelated parties for various services rendered to us.

      (3) On September 29, 2003, we entered into a transaction with Boardwalk Creation Ltd. (a company controlled by Betty North) whereby we paid consideration for certain mining claims. Pursuant to such transaction, Boardwalk Creation Ltd. ("Boardwalk") received amongst other consideration, 11,050,000 shares of our common stock. In our September 30, 2003 financial statements, footnote 8, we stated that Boardwalk received 12,050,000 shares. This was an incorrect statement. In addition, in our December 31, 2003 Form 10-KSB under
            Item 11 in the principal shareholders table, it indicates that Boardwalk owned 12,050,000 shares. It actually owned 11,050,000 shares.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 OSPREY GOLD CORP.


                                 By: /s/ Gordon Leliever
                                    ----------------------------------------
                                    Gordon Leliever
                                    President,  Principal  Executive Officer,
                                    Principal Financial Officer and Director

August 26, 2004